UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/06/2009

Eddie Bauer Holdings, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-33070

Delaware	42-1672352
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10401 NE 8th Street, Suite 500
Bellevue, WA 98004
(Address of principal executive offices, including zip code)

(425) 755-6544
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On April 6, 2009, Eddie Bauer Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the scheduling of its conference call to discuss the Company's financial results for the fourth quarter and fiscal year 2008, on April 8, 2009 at 10:00 a.m. PDT (1:00 p.m. EDT).

Item 9.01.    Financial Statements and Exhibits

Press Release dated April 6, 2009

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eddie Bauer Holdings, Inc.

Date: April 06, 2009	By:	/s/ Marvin Edward Toland
Marvin Edward Toland
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release